UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  October 31, 2002

Commission File Number 1-8097

ENSCO International Incorporated (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation) 2700 Fountain Place 1445 Ross Avenue Dallas, Texas (Address of principal executive offices)	76-0232579 (I.R.S. Employer Identification No.) 75202-2792 (Zip Code)
Registrant's telephone number, including area code: (214) 922-1500

INFORMATION TO BE INCLUDED IN REPORT

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of ENSCO International Incorporated under the Securities Act of 1933.

Item 9. Regulation FD Disclosure

On October 31, 2002, Carl F. Thorne, Chief Executive Officer of ENSCO International Incorporated (the "Company") and C. Christopher Gaut, Chief Financial Officer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act"). The Act requires the Company's Form 10-Q for the quarter end September 30, 2002 to be accompanied by written statements in the form prescribed by Section 906 of the Act. The certifications are attached hereto as Exhibits 99.1 and 99.2. The certifications are being provided solely in furtherance of compliance with Section 906 of the Act.

EXHIBIT INDEX

Exhibit No.	Document

99.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: October 31, 2002	/s/ C. CHRISTOPHER GAUT C. Christopher Gaut Senior Vice President and Chief Financial Officer

/s/ H. E. MALONE, JR. H. E. Malone, Jr. Vice President

/s/ DAVID A. ARMOUR David A. Armour Controller